THE MARSICO INVESTMENT FUND

Marsico 21st Century Fund
Marsico Global Fund

Supplement dated September 30, 2011
(to the Prospectus and Statement of Additional Information ("SAI") dated February 1, 2011)

The purpose of this supplement is to update information relating to the portfolio managers for the Marsico 21st Century Fund and the Marsico Global Fund.

Effective October 1, 2011, Corydon J. Gilchrist will no longer serve as portfolio manager for the Marsico 21st Century Fund and the Marsico Global Fund.  The Marsico 21st Century Fund will be managed by Brandon Geisler as portfolio manager.  The Marsico Global Fund will continue to be managed by a team of managers, with Thomas F. Marsico and James G. Gendelman continuing to serve as co-portfolio managers.

Accordingly, the following changes are hereby made to the Prospectus and the SAI:

Prospectus

The "Management" section of the Fund Summary for the Marsico 21st Century Fund, on page 18 of the Prospectus, after the term "Portfolio Manager," is hereby revised to identify Mr. Geisler as portfolio manager.

The "Management" section of the Fund Summary for the Marsico Global Fund, on page 36 of the Prospectus, is hereby revised to identify Messrs. Marsico and Gendelman as co-portfolio managers.

The section of the Prospectus captioned "Fund Management" and sub-captioned "The Portfolio Managers" is hereby revised as follows:

The biographical information under "The 21st Century Fund" on page 64 is replaced in its entirety with the following:

Brandon Geisler is the portfolio manager of the 21st Century Fund.  Mr. Geisler is a senior analyst who joined Marsico Capital in January 2006.  He has nine years of experience in the financial services industry.  Mr. Geisler spent four years with Goldman, Sachs & Co., where he was a Vice President in Equity Research covering the restaurant, retailing, and other consumer-related industry groups.  At Marsico Capital, Mr. Geisler has remained actively involved in those areas, while broadening his research responsibilities to include the automobile, aerospace/defense, home improvement and other industries.  Mr. Geisler received his MBA degree and Honours BS degree from McMaster University in Ontario.

The biographical information under "The Global Fund" on page 65 is replaced in its entirety with the following:

A team of managers co-manages the Global Fund.  The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico and James G. Gendelman.  Information relating to Messrs. Marsico and Gendelman is provided above.

SAI

Under the section captioned "Portfolio Managers" and sub-captioned "Portfolio Managers" on pages 73 to 74 of the SAI, the introductory paragraph and the chart immediately following are hereby revised to remove all references to Mr. Gilchrist, and to reflect that Mr. Geisler is the portfolio manager of the Marsico 21st Century Fund.  The chart is further revised to provide the following information with respect to other accounts managed by Mr. Geisler: as of December 31, 2010, Mr. Geisler managed no other portfolios.

Under the section captioned "Portfolio Managers" and sub-captioned "Portfolio Manager Fund Ownership" on page 76 of the SAI, the introductory paragraph and the chart immediately following are hereby revised to remove all references to Mr. Gilchrist, and to provide the following beneficial ownership information for Mr. Geisler: as of September 30, 2011, Mr. Geisler beneficially owned $10,001 - $50,000 in shares of the Marsico 21st Century Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE